SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. ITW Conference Call Second Quarter 2013 July 23, 2013

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Forward-Looking Statements 2 Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future pension charges, operating performance, growth in free operating cash flow, organic and total revenue, operating margin growth, diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, share repurchases, end market conditions, and the Company’s related 2013 forecasts. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2012. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures is contained throughout this presentation and is also available at our website www.itw.com under “Investor Relations”.

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Conference Call Playback ●Replay number: 800-308-7855; No pass code necessary ●Telephone replay available through midnight of August 6, 2013 ●Webcast / PowerPoint replay available at www.itw.com ●Supplemental financial and investor information will be available on the ITW website under the “Investor Relations” tab 3

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. Enterprise Strategy Update 4 Portfolio Management • Completed sale of several businesses within discontinued operations • Closed two acquisitions in July: a Chinese food equipment business and a European consumer packaging equipment supplier • Strategic review of Industrial Packaging segment ongoing Business Structure Simplification • Execution continues across organization • Majority of simplification benefits expected in 2013/2014 Strategic Sourcing • Staffing of segment and commodity leaders continuing • Wave 1 and 2 programs focused on both direct and indirect savings • Larger impacts expected in 2014 and beyond • ITW continues to execute its 2012-2017 Enterprise Strategy • Overall execution is on track and operational benefits are being realized. Impact will continue to accelerate as we move through 2013 and beyond. • Enterprise Strategy initiatives +60 bps operating margin impact Q2 2013 Financial Performance Goals (by 2017): - Organic growth: 200 bps above global IP - ROIC: 20%+ - Operating margins: 20%+

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 5 $ in Millions, except per share amounts Total Revenue Operating Income Operating Margin Diluted EPS Total Revenue Operating Income Operating Margin Diluted EPS Actual Results (GAAP) $4,219 $702 16.6% $1.03 $4,463 $758 17.0% $1.09 Pension Settlement Charge - (34) -80 bps (0.05) - - - - Decorative Surfaces operating results - - - - 286 48 - 0.07 Adjusted Results (Non-GAAP) $4,219 $736 17.4% $1.08 $4,177 $710 17.0% $1.02 Q2 2013 Growth vs. 2012 (Non-GAAP) 1.0% 3.7% +40 bps 6.0% Q2 2013 Q2 2012 Q2 GAAP to Non-GAAP Reconciliations • In Q2, 2013, recognized a $34 million pretax pension settlement charge • Primarily tied to higher lump sum pension payments related to the exit of Decorative Surfaces employees from the ITW pension plan • Not expecting any significant pension impact for the remainder of the year

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 6 •Adjusted total operating revenue increased 1.0% •Adjusted organic revenue flat; By category: • Equipment sales: -4% • Consumable sales: 1% •Adjusted operating margins +40 bps, excluding pension settlement charge • Met Company forecasted Q2 adjusted EPS of $1.08; 6% growth vs. adjusted Q2 2012 EPS • Tax rate of 29% Q2 2013 Highlights $ in Millions, except per share amounts Q2 2013 Q2 2012 F/(U) GAAP Operating Revenues 4,219$ 4,463$ -5.5% Operating Income 702$ 758$ -7.5% % of Revenues 16.6% 17.0% -40 bps Diluted EPS from Continuing Operations 1.03$ 1.09$ -5.5% Free Operating Cash Flow * 554$ 409$ 35.5% Non-GAAP * Operating Revenues 4,219$ 4,177$ 1.0% Operating Income 736$ 710$ 3.7% % of Reve u s 17.4% 17.0% 40 bps Diluted EPS from Continuing Operations 1.08$ 1.02$ 6.0% * See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 7 • International organic revenues up 1.1%; North America declined 1.0% • Base operating margin +100 bps: • Enterprise initiatives: +60 bps • Price/cost: +50 bps •Q2 restructuring expense of $38M; $25M higher than last year, -60 bps operating margin impact Q2 2013 vs. 2012 Operating Results Total Revenue Operating Income Operating Margin Organic (Base) Business Operating Leverage - -0.1% - Changes in Variable Margin & Overhead Costs - 6.5% 100 bps Total Organic (Base) - 6.4% 100 bps Acquisitions 1.0% 0.4% -10 bps Restructuring - -3.3% -60 bps Translation - 0.2% 10 bps Adjusted Total 1.0% 3.7% 40 bps Pension Settlement Charge - -4.4% -80 bps Decora ive Surfaces -6.5% -6.8% - Total -5.5% -7.5% -40 bps F/(U) to Prior Year

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 8 * Excludes Decorative Surfaces and discontinued operations ** Excludes Decorative Surfaces. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. *** See the Appendix for the reconciliation from GAAP to non-GAAP measurements. $ in Millions Q2 2012 Q2 2013 Net cash provided by operating activities 509$ 643$ Additions to plant and equipment (1 0) (89) Free Operating C sh Flow *** 409$ 554$ $2,886 $2,907 62.2 62.0 Q2 2012 Q2 2013 Net Trade Receivables & DSO * Trade Receivables DSO $1,572 $1,490 1.8 1.7 Q2 201 Q2 2013 In entory & MOH * Inventory MOH $13,157 $12,412 15.4% 16.1% Q2 201 Q2 2013 Avg. Invested Capital & Adjusted ROIC ** Avg. Invested Capital Adjusted ROIC Working Capital & Cash Flow FY 2013 Free Operating Cash Flow conversion forecasted to be close to 100% of Income from Continuing Operations

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 9 * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. • Organic investments continue to focus on key growth platforms and emerging market opportunities • $310M of share repurchases in Q2; Full year forecast $1B+ • Acquired approximately $130M annualized revenues through June YTD • Jan 2013 $174M dividend payment accelerated to 4Q 2012 1. Organic Investments 2. Dividends $171M YTD 3. External Investments Share Repurchases $676M June YTD Acquisitions $95M June YTD Capital Allocation Priorities 33% 33% 32% 33% 33% Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Total Debt to Capital 1.4 1.5 1.5 1.5 1.5 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Total Debt to Adjusted EBITDA*Capital Struc ure

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 10 Note: Excludes Decorative Surfaces 2012 revenue and impact of currency • International organic revenue growth offset by decline in North America • Europe down only 1% • Asia Pacific region reflects strong double digit performance from China and India; Australia/New Zealand growth low single digits • South American performance reflects stronger than expected growth in Brazil Revenue Growth by Geography Q2 2013 vs. 2012 0% -1% 1% -1% 3% 19% 1% 0% 2% 0% 3% 27% Total Company North America International EMEA Asia Pacific South America Organic (Base) Growth Total Growth ITW Worldwide International

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 11 Note: Adjusted operating margin excludes intangible amortization and other non-cash acquisition accounting items. * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. ** Includes $34M pension settlement charge Q2 2013 Segment Results $ in Millions Total Revenue Operating Income Operating Margin Adjusted Operating Margin * Total Revenue Organic (Base) Revenue * Operating Margin Test & Measurement and Electronics 542$ 74$ 13.7% 17.7% -8.5% -9.1% -200 bps Automotive OEM 614 126 20.6% 20.7% 12.3% 11.6% 70 bps Polymers & Fluids 527 95 18.1% 21.9% -4.2% -3.6% 150 bps Food Equipment 491 92 18.7% 19.4% 3.0% 1.4% 230 bps Welding 480 128 26.5% 27.1% 2.4% 0.0% 60 bps Construction Products 453 62 13.8% 14.5% 0.0% 0.3% 40 bps Specialty Products 506 113 22.4% 24.0% 5.2% 1.6% 40 bps Industrial Packaging 619 73 11.8% 12.7% -0.6% -1.0% -80 bps Intersegment (13) Total Segments 4,219$ 763$ 18.1% 19.7% 1.0% 0.0% 50 bps Decorative Surfaces -100.0% -100.0% - Unallocated ** - (61) Total Company 4,219$ 702$ 16.6% 18.2% -5.5% 0.0% -40 bps Q2 2013 F/(U) vs. prior year

Q2 2013 Segment Commentary

ITW

Organic Revenue Y/O/Y % Changes / Key Business Trends	
Test & Measurement and Electronics	~ Total Electronics: -16%, due to difficult "comps" and softness in the electronics assembly business (-38%) ~ Test & Measurement WW: -2%
Automotive OEM	~ Auto OEM WW: 12% - NA: 7% - International: 16% - Europe: 11%, ITW outperforms European auto builds - Asia Pacific: 21%, due to robust China auto build / penetration ~ Auto builds: NA: 6%, Europe: 1%, China: 11%, WW: 3%
Polymers & Fluids	~ WW Polymers & Hygiene: -4%, PLS activities continue; "comps" ease in 2013 2nd half of year ~ WW Fluids: -4% ~ WW Auto Aftermarket: -2%
Food Equipment	~ WW Food Equipment: 1% ~ Food Equipment NA: 5% - Equipment: 4%; - Service: 5% ~ Food Equipment International: -2% - Equipment: -7%, cooking and refrigeration slows in France, Italy, and U.K. - Service: 7%
Welding	~ WW: 0% ~ NA: 1%, due to new products for commercial welding ~ International: -2%, as Asia Pacific remains challenging
Construction Products	~ Construction NA: 2% (U.S. residential and renovation construction were positive; commercial construction modestly negative) ~ Construction International: -1%, Europe: -4%, Asia Pacific: 3%
Specialty Products	~ Consumer Packaging: 2% ~ Appliance WW: -4%
Industrial Packaging	~ Total Industrial Packaging NA: -3% ~ Total Industrial Packaging International: 1%

Note: WW = Worldwide; NA = North America; PLS = Product Line Simplification

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 12

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 13 * Growth comparisons are to 2012 Non-GAAP results. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. Q3 Forecast April Fcst July Fcst Total Revenue * 3% - 5% 2% - 4% 0.5% - 2.5% Organic Revenue Growth 0% - 2% (1%) - 1% Diluted EPS from Continuing Operations $1.06 - $1.16 $4.15 - $4.35 $4.10 - $4.30 % F/(U) to 2012 Diluted EPS from Continuing Operations * 4% - 14% 12% - 18% 11% - 16% Operating Margins 16.9% - 17.3% 16.9% - 17.3% Tax Rate 28.5% - 29.5% 28.5% - 29.5% Restructuring $40 - $45M $120 - $135M $120 - $135M Share Repurchases $850M+ $1B+ Full Year 2013 Guidance $3.70 $4.20 $0.32 $0.02 ($0.05) ($0.05) $0.03 $0.0 $0.18 2012 FY EPS Non-GAAP* Base, incl initiatives Acq/Div Pension Settlement Charge Restructuring Non- Operating Taxes Shares 2013 FY EPS Fcst

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 14 Q&A

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 15 Appendix: GAAP to Non-GAAP Reconciliations & Segment Tables

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 16 2012 GAAP to Non-GAAP Reconciliations Appendix $ in Millions, except per share amounts Total Revenue Operating Income Diluted EPS Total Revenue Operating Income Diluted EPS Actual Results (GAAP) 4,337 752 1.08$ 17,224 2,806 5.21$ Decorative Surfaces net gain - - - - - 1.34 Decorative Surfaces equity interest (2012) - - - - - (0.04) Decorative Surfaces operating results 267 41 0.06 921 143 0.21 Actual Results (Non-GAAP) $4,070 $711 $1.02 $16,303 $2,663 $3.70 2012 Full YearQ3 2012

Appendix
Adjusted Return on Average Invested Capital

ITW

The Company uses adjusted return on average invested capital ("adjusted ROIC") to measure the effectiveness of its operations' use of invested capital to generate profits. Operating income excludes the operating income of the former Decorative Surfaces segment. Invested capital represents the net assets of the Company, excluding cash and equivalents and outstanding debt, which are excluded as they do not represent capital investment in the Company's operations, as well as the Company's net investment in the former Decorative Surfaces segment and subsequent equity investment in the WilsonArt business. Average invested capital is calculated using balances at the start of the period and at the end of each quarter.

$ in Millions	Q2 2012	Q2 2013
Adjusted Operating Income	$ 710 *	$ 702
Taxes: (29% for 2012 & 29% for 2013)	(206)	(204)
Adjusted Operating Income After Taxes	$ 504	$ 498
Invested capital at end of period:		
Trade receivables	$ 3,164	$ 2,907
Inventories	1,796	1,490
Net Plant and Equipment	2,067	1,936
Goodwill and Intangible Assets	7,824	7,491
Accounts payable and Accrued expenses	(2,264)	(2,053)
Net assets held for sale	71	171
Other, net	657	593
Invested capital	13,315	12,535
Adjustment for Decorative Surfaces	(296)	(171)
Total adjusted invested capital	$ 13,019	$ 12,364
Average invested capital	$ 13,157	$ 12,412
Return on average invested capital	15.4%	16.1%

* See slide 5 for the reconciliation from GAAP to non-GAAP measurements

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR.

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SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. The Company uses free operating cash flow to measure cash flow generated by operations that is available for dividends, acquisitions, share repurchases and debt repayment. Free operating cash flow represents net cash provided by operating activities less additions to plant and equipment. For further information on free operating cash flow, see the Company’s annual report on Form 10-K for 2012. 18 $ in Millions Q2 2012 Q2 2013 Net cash provided by operating activities 509$ 643$ Additions to plant and equipment (1 0) (89) Free Operating C sh Flow 409$ 554$ Appendix Free Operating Cash Flow

Appendix
Total Debt to Adjusted EBITDA

The Company uses the ratio of total debt to adjusted EBITDA to measure its ability to repay its outstanding debt obligations. The ratio of total debt to adjusted EBITDA represents total debt divided by income from continuing operations before interest expense, gain on sale of interest in Decorative Surfaces, other income (expense), income taxes, depreciation, and amortization and impairment of goodwill and other intangible assets on a trailing twelve month (TTM) basis.

For further information on total debt to adjusted EBITDA, see the Company's annual report on Form 10-K for 2012.

$ in Millions	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Short-term debt	$ 1,438	$ 424	$ 459	$ 456	$ 1,301
Long-term debt	3,468	4,572	4,589	4,556	3,771
Total debt	$ 4,906	$ 4,996	$ 5,048	$ 5,012	$ 5,072
Income from continuing operations (TTM)	$ 1,889	$ 1,916	$ 2,464	$ 2,459	$ 2,404
Add:					
Interest expense	202	206	213	223	232
Gain on sale of interest in Decorative Surfaces	-	-	(933)	(933)	(933)
Other income (expense)	(66)	(41)	(14)	(52)	(39)
Income taxes	754	756	1,076	1,075	1,052
Depreciation	332	325	323	318	315
Amortization and impairment of goodwill and other intangible assets	273	277	278	277	270
Adjusted EBITDA (TTM)	$ 3,384	$ 3,439	$ 3,407	$ 3,367	$ 3,301
Total Debt to Adjusted EBITDA	**1.4**	**1.5**	**1.5**	**1.5**	**1.5**

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR.

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SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 20 Segment Results Q2 2013 vs. 2012 Appendix Total Revenue Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Industrial Packaging Total Organic (Base) -9.1% 11.6% -3.6% 1.4% - 0.3% 1.6% -1.0% Acquisitions 0.9% - - 1.5% 2.2% 0.3% 3.6% 0.3% Divestitures - - - - - -0.6% - - Translation -0.3% 0.7% -0.6% 0.1% 0.2% - - 0.1% Total Revenue -8.5% 12.3% -4.2% 3.0% 2.4% 0.0% 5.2% -0.6% Operating Margin Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Industrial Packaging Organic (Base) Business Operating Leverage -290 bps 170 bps -100 bps 40 bps - 10 bps 40 bps -30 bps Changes in Variable Margin & Overhead Costs 160 bps -40 bps 290 bps 230 bps 130 bps 300 bps 30 bps -20 bps Total Organic (Base) -130 bps 130 bps 190 bps 270 bps 130 bps 310 bps 70 bps -50 bps Acquisitions - - - -30 bps -70 bps - -20 bps - Restructuring -70 bps -80 bps -30 bps -20 bps 10 bps -280 bps -10 bps -30 bps Translation - 20 bps -10 bps 10 bps -10 bps 10 bps - - Total Operating Margin -200 bps 70 bps 150 bps 230 bps 60 bps 40 bps 40 bps -80 bps

SOLID GROWTH. STRONG RETURNS. BEST-IN-CLASS OPERATOR. 21 Appendix Operating Margin % Reconciliation Q2 2013 Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Industrial Packaging Operating Margin % 13.7% 20.6% 18.1% 18.7% 26.5% 13.8% 22.4% 11.8% Amortization of intangible assets & other non-cash acquisition accounting items 4.0% 0.1% 3.8% 0.7% 0.6% 0.7% 1.6% 0.9% Adjusted Operating Margin % 17.7% 20.7% 21.9% 19.4% 27.1% 14.5% 24.0% 12.7%